SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

33.    SUBSEQUENT EVENTS

The Group adopted its 2022 Equity Incentive Plan on February 14, 2022 which provided for the issuance of restricted shares of 12,000,000 ordinary shares.

Jiangxi Jinko, completed its initial public offering (“IPO”) and started trading on the Shanghai Stock Exchange’s Sci-Tech innovation board (SSE, code: 688223) on January 26, 2022. Jiangxi Jinko issued 2,000,000,000 shares representing approximately 20% of the total 10,000,000,000 shares outstanding after the IPO. The shares were issued at a public offering price of RMB5.00 per share and the total gross proceeds of the IPO are approximately RMB10.0 billion. After the IPO, the Group owns approximately 58.62% of Jiangxi Jinko and the net income to be allocated to non-controlling interests will increase as a result of this transaction.